Exhibit 21(i)

STRYKER CORPORATION LIST OF SUBSIDIARIES
As of December 31, 2020

Name of Subsidiary	State or Country of Incorporation

2Hip Holdings SAS	France
Aimago SA	Switzerland
Alcott Indemnity Company	USA - Vermont
Arrinex, Inc.	USA - Delaware
Berchtold + Fritz GmbH	Germany
Berchtold Corporation	USA - Delaware
Berchtold GmbH & Co. KG	Germany
Berchtold Holding Switzerland GmbH	Switzerland
BioMimetic Therapeutics Pty Ltd	Australia
BioMimetic Therapeutics USA, Inc.	USA - Delaware
BioMimetic Therapeutics, LLC	USA - Delaware
BioTech Benelux SPRL	Belgium
BioTech SA	Switzerland
Cartiva, Inc.	USA - Delaware
Changzhou Orthomed Medical Instrument Company Limited	China
EnMovi, Ltd.	United Kingdom
Entellus Medical Europe Ltd	United Kingdom
Entellus Medical, Inc.	USA - Delaware
Gongping (Shanghai) Medical Devices Trading Co. Ltd.	China
GYS Tech, LLC	USA - Delaware
HeartSine Technologies Limited	United Kingdom
HeartSine Technologies, LLC	USA - Delaware
Howmedica International S. de R.L.	Panama
Howmedica Osteonics Corp.	USA - New Jersey
Hygia Healthcare Services, Inc.	USA - Alabama
HyperBranch Medical Technology, Inc.	USA - Delaware
Imascap LLC	USA - Delaware
Imascap SAS	France
Imorphics Limited	United Kingdom
Infinity MSD Corp.	USA - Delaware
Infinity MSF Corp.	USA - Delaware
InstruMedics, L.L.C	USA - Michigan
Invuity, Inc.	USA - Delaware
Ivy Sports Medicine LLC	USA - Delaware
Jiangsu Chuangyi Medical Instrument Company Limited	China
Jolife AB	Sweden
K2M Group Holdings, Inc.	USA - Delaware
K2M Holdings, Inc.	USA - Delaware
K2M UK Limited	United Kingdom
K2M, Inc.	USA - Delaware
KHC‐WDM LLC	USA - Delaware
Loon Intermediateco, LLC	USA - Delaware
MAKO Surgical Corp	USA - Delaware
Mobius Imaging, LLC	USA - Delaware
Muka Metal Ticaret ve Sanayi Anaonim Sirketi	Turkey
Nettrick Limited	Ireland
Novadaq Corp	USA - Delaware
Novadaq Hong Kong Ltd	Hong Kong
Novadaq Technologies ULC	Canada
NV Stryker SA	Belgium
OOO "Stryker"	Russia
Orneo Özel Sağlık Hizmetleri Medikal Ticaret Anonim Şirketi	Turkey
OrthoHelix Surgical Designs, Inc.	USA - Delaware
Orthomed (Hong Kong) Medical Instrument Company Limited	Hong Kong
OrthoSensor Korea, Ltd	South Korea
Orthosensor, Inc.	USA - Delaware

Exhibit 21(i)

Name of Subsidiary	State or Country of Incorporation

OrthoSpace US Inc.	USA - Delaware
Ortho-Space, Ltd.	Israel
Orthovita, Inc.	USA - Pennsylvania
P.C. Sweden Holding AB	Sweden
Pficonprod Pty. Ltd.	Australia
Physio-Control (Shanghai) Sales Co., Ltd.	China
Physio-Control Brazil Vendas Ltda.	Brazil
Physio-Control Holdings Coöperatief U.A.	Netherlands
Physio-Control Holdings Inc	USA - Delaware
Physio-Control India Sales Pvt. Ltd	India
Physio-Control Investments, LLC	USA - Delaware
Physio-Control Lebanon Sales Offshore s.a.l.	Lebanon
Physio-Control Manufacturing, Inc.	USA - Washington
Physio-Control Operations Netherlands B.V.	Netherlands
Physio-Control Sales Limited Liability Company	Russia
Physio-Control Singapore Pte. Ltd.	Singapore
Physio-Control UK Sales Ltd.	United Kingdom
Physio-Control, Inc.	USA - Washington
PTH West, LLC	USA - Delaware
SafeAir AG	Switzerland
Sage Products Coӧperatief U.A.	Netherlands
Sage Products Holdings II, LLC	USA - Delaware
Sage Products Holdings III, LLC	USA - Delaware
Sage Products, LLC	USA - Delaware
SCI Calyx SA	France
Scopis GmbH	Germany
Spirox, Inc.	USA - Delaware
SSI Divestiture, Inc.	USA - Massachusetts
Stanmore Implants Worldwide Limited	United Kingdom
Stanmore, Inc.	USA - Massachusetts
Stryker (Barbados) Foreign Sales Corporation	Barbados
Stryker (Beijing) Healthcare Products Co., Ltd.	China
Stryker (Shanghai) Healthcare Products Co., Ltd.	China
Stryker (Suzhou) Medical Technology Co Ltd	China
Stryker (Thailand) Limited	Thailand
Stryker AB	Sweden
Stryker Acquisitions B.V.	Netherlands
Stryker Asia Holdings CV	Netherlands
Stryker Australia LLC	USA - Delaware
Stryker Australia Pty. Ltd.	Australia
Stryker Austria GmbH	Austria
Stryker B.V.	Netherlands
Stryker Berchtold B.V.	Netherlands
Stryker Beteiligungs GmbH	Germany
Stryker Canada Holding Company ULC	Canada
Stryker Canada Manufacturing ULC	Canada
Stryker Canada ULC	Canada
Stryker Canadian Management, ULC	Canada
Stryker Canadian Sales Holding Company ULC	Canada
Stryker Capital B.V.	Netherlands
Stryker China Limited	Hong Kong
Stryker Colombia SAS	Colombia
Stryker Communications, Inc.	USA - Delaware
Stryker Corporation (Chile) y Compania Limitada	Chile
Stryker Corporation (Malaysia) Sdn. Bhd.	Malaysia
Stryker Customs Brokers LLC	USA - Delaware
Stryker Czech Republic s.r.o.	Czech Republic
Stryker Delaware, Inc.	USA - Delaware
Stryker do Brasil Ltda	Brazil

Exhibit 21(i)

Name of Subsidiary	State or Country of Incorporation

Stryker EMEA Supply Chain Services B.V.	Netherlands
Stryker Employment Company, LLC	USA - Michigan
Stryker European Coordination Center B.V.	Netherlands
Stryker European Holdings Coöperatief U.A.	Netherlands
Stryker European Holdings I, LLC	USA - Delaware
Stryker European Holdings II, LLC	USA - Delaware
Stryker European Holdings V, LLC	USA - Delaware
Stryker European Holdings, LLC	USA - Delaware
Stryker European Operations B.V.	Netherlands
Stryker European Operations Holdings I B.V.	Netherlands
Stryker European Operations Holdings II B.V.	Netherlands
Stryker European Operations Holdings III B.V.	Netherlands
Stryker European Operations Holdings LLC	USA - Delaware
Stryker European Operations Limited	Ireland
Stryker European Technologies C.V.	Netherlands
Stryker Far East, Inc.	USA - Delaware
Stryker Foreign Acquisitions, Inc.	USA - Delaware
Stryker France Holding SNC	France
Stryker France MM Holdings SAS	France
Stryker France SAS	France
Stryker Funding B.V.	Netherlands
Stryker GI Services CV	Netherlands
Stryker Global Technology Center Private Limited	India
Stryker GmbH	Switzerland
Stryker GmbH & Co. KG	Germany
Stryker Grundstücks GmbH & Co KG	Germany
Stryker Grundstücks Verwaltungs GmbH	Germany
Stryker Holdings B.V.	Netherlands
Stryker Iberia SLU	Spain
Stryker IFSC Designated Activity Company	Ireland
Stryker India Private Limited	India
Stryker International Acquisitions B.V.	Netherlands
Stryker International Holdings B.V.	Netherlands
Stryker Investment Holdings B.V.	Netherlands
Stryker Ireland Holding Unlimited Company	Ireland
Stryker Ireland Limited	Ireland
Stryker Italia S.r.l.	Italy
Stryker Japan Holdings B.V.	Netherlands
Stryker Japan K.K.	Japan
Stryker Korea Ltd.	South Korea
Stryker Lebanon (Offshore) S.A.L.	Lebanon
Stryker Leibinger GmbH & Co. KG	Germany
Stryker Luxembourg Holdings S.a.r.l.	Luxembourg
Stryker Luxembourg Sarl	Luxembourg
Stryker Manufacturing S. de R.L. de C.V.	Mexico
Stryker Mauritius Holding Ltd.	Mauritius
Stryker Medical London LP	Canada
Stryker Medtech K.K.	Japan
Stryker Medtech Limited	Ireland
Stryker Mexico Holdings B.V.	Netherlands
Stryker Mexico SA de CV	Mexico
Stryker Nederland B.V.	Netherlands
Stryker New Zealand Limited	New Zealand
Stryker NV Operations Limited	Ireland
Stryker Osteonics AG	Switzerland
Stryker Pacific Limited	Hong Kong
Stryker Performance Solutions, LLC	USA - New Jersey
Stryker Polska Sp.z.o.o.	Poland
Stryker Portugal - Produtos Medicos, Unipessoal, Lda.	Portugal

Exhibit 21(i)

Name of Subsidiary	State or Country of Incorporation

Stryker Professional Latin America S. de R.L. de C.V.	Mexico
Stryker Puerto Rico Holdings B.V.	Netherlands
Stryker Puerto Rico, LLC	Puerto Rico
Stryker Puerto RIco Sales, LLC	Puerto Rico
Stryker Renovation Services, LLC	USA - Delaware
Stryker Romania SRL	Romania
Stryker Sales, LLC (f/k/a Stryker Sales Corporation)	USA - Michigan
Stryker Servicios Administrativos S.de R.L. de C.V.	Mexico
Stryker Singapore Private Limited	Singapore
Stryker South Africa (Proprietary) Limited	South Africa
Stryker Spine Sarl	Switzerland
Stryker Spine SAS	France
Stryker Sustainability Solutions, Inc.	USA - Delaware
Stryker Tibbi Cihazlan Sanayi ve Ticaret Limited Sirketi	Turkey
Stryker Tijuana Operations, S. de R.L. de C.V.	Mexico
Stryker Trauma GmbH	Germany
Stryker Turkish Holdings B.V.	Netherlands
Stryker UK Limited	United Kingdom
Stryker Unite, Ltd.	Bermuda
Stryker Verwaltungs GmbH	Germany
Stryker Vietnam Company Limited	Vietnam
SYK Costa Rica Services Sociedad De Responsabilidad Limitada	Costa Rica
TMG France SAS	France
Tornier AG	Switzerland
Tornier Belgium NV	Belgium
Tornier do Brasil Produtos Medicos Ltda	Brazil
Tornier Espana, S.A.	Spain
Tornier GmbH	Germany
Tornier Orthopedics Ireland Limited	Ireland
Tornier Pty Ltd.	Australia
Tornier SAS	France
Tornier Scandinavia A/S	Denmark
Tornier UK Limited	United Kingdom
Tornier US Holdings, Inc.	USA - Delaware
Tornier, Inc.	USA - Delaware
Trauson (China) Medical Instrument Company Limited	China
Trauson (Hong Kong) Company Limited	Hong Kong
Trauson Holdings (B.V.I) Company Limited	British Virgin Islands
Trauson Holdings (Hong Kong) Company Limited	Hong Kong
Trauson Holdings Company Limited	Cayman Islands
Trooper Holdings Inc.	USA - Delaware
TSO3 Corporation	USA - North Carolina
TSO3 Inc.	Canada
Vexim SA	France
WM Netherlands C.V.	Netherlands
WMG Holding, LLC	USA - Delaware
Wright Medical Australia Pty Limited	Australia
Wright Medical Belgium NV	Belgium
Wright Medical Brasil Ltda	Brazil
Wright Medical Costa Rica, S.A.	Costa Rica
Wright Medical Deutschland GmbH	Germany
Wright Medical Device (Shanghai) Co., Ltd.	China
Wright Medical Europe Manufacturing SA	France
Wright Medical Europe SAS	France
Wright Medical France SAS	France
Wright Medical Group, Inc.	USA - Delaware
Wright Medical Italy S.r.l.	Italy
Wright Medical K.K.	Japan
Wright Medical Netherlands B.V.	Netherlands

Exhibit 21(i)

Name of Subsidiary	State or Country of Incorporation

Wright Medical Singapore Pte Ltd	Singapore
Wright Medical Technology Canada Co.	Canada
Wright Medical Technology, Inc.	USA - Delaware
Wright Medical UK Ltd.	United Kingdom
Wright PacRim, Inc.	USA - Delaware
ZipLine Medical Consulting (Shanghai) Co., Ltd.	China
ZipLine Medical Hong Kong Limited	Hong Kong
ZipLine Medical, Inc.	USA - Delaware

Stryker Corporation directly or indirectly owns 100% of the outstanding voting securities of each of the above-named subsidiaries, with the exception of any designated by an asterisk (*), which Stryker Corporation directly or indirectly owns a majority of the outstanding voting securities.